UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 22, 2005



                       SECURED DIGITAL APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                 0-25658               84-1357927
(State or other jurisdiction     (Commission         (IRS Employment
     of incorporation)            File Number)       Identification No.)


            11 Jalan 51A/223 46100 Petaling Jaya, Selangor, Malaysia
              (Address of principal executive offices) (ZIP Code)


     Registrant's telephone number, including area code: 011 (603) 7956 7026



--------------------------------------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



Item 3.02 Unregistered Sales of Equity Securities

In July 2005 Secured Digital Applications, Inc. issued 5,791,463 shares of its Common Stock to ten (10) investors at an aggregate purchase price of $474,899. This issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D promulgated thereunder.

The stock was priced at 85% of the average of the five (5) lowest closing prices of the common stock during the twenty-two (22) trading days prior to the closing date, as reported by Bloomberg News Services, which at the time of issuance was $0.082.

Proceeds of the transaction will be used to retire debt and preferred stock.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               SECURED DIGITAL APPLICATIONS, INC.



                               By: /s/ Patrick Soon-Hock Lim
                                       ---------------------
                                       Name: Patrick Soon-Hock Lim
                                       Title: Chairman & Chief Executive Officer


Date:  July 22, 2005